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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 3, 2000


                             PLAYTEX PRODUCTS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                      1-12620                51-0312772
-------------------------------  ------------------------    ----------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)
      Identification No.)


                300 NYALA FARMS ROAD, WESTPORT, CONNECTICUT 06880
                -------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (203) 341-4000


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5.    Other Events.

On October 3, 2000, we issued a news release to provide information on earnings expectations for the third and fourth quarters of 2000. The information contained in the news release is attached as Exhibit 99.1 to this report, and is incorporated herein by reference.


       Item 7.  Financial Statements and Exhibits

         ( c )  Exhibits

         Exhibit    Description
         -------    -----------

          99.1      New release of Playtex Products, Inc., dated October 3, 2000
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           PLAYTEX PRODUCTS, INC.


DATE: OCTOBER 12, 2000                          BY: /s/ GLENN A. FORBES
      ----------------------                        ----------------------------
                                                    Glenn A. Forbes
                                                    EXECUTIVE VICE PRESIDENT AND
                                                    CHIEF FINANCIAL OFFICER
                                                    (PRINCIPAL FINANCIAL AND
                                                    ACCOUNTING OFFICER)